UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 12, 2023

NEXTPLAT CORP
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40447	65-0783722
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3250 Mary St., Suite 410
Coconut Grove, FL 33133
(Address of principal executive offices and zip code)

(305) 560-5355
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXPL	The Nasdaq Stock Market, Inc.
Warrants	NXPLW	The Nasdaq Stock Market, Inc.

Item 7.01 Regulation FD Disclosure.

NextPlat Corp (the “Company”) is furnishing a copy of an investor presentation (the “Presentation”) that the Company used, in whole or in part, during the Company’s presentation at the Small Cap Growth Conference, presented and hosted by Dawson James Securities Inc., on October 12, 2023. A copy of the Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in the Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in the Presentation, although it may do so from time to time as its management believes is warranted.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 (including Exhibit 99.1) and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On October 12, 2023, the Company issued a press release announcing the Company’s entry into an e-commerce distribution agreement with OPKO Health Europe, a subsidiary of OPKO Health, Inc. (NASDAQ: OPK) products in China. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description

99.1	Investor Presentation (furnished pursuant to Item 7.01)
99.2	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAT CORP

	By:	/s/ Charles M. Fernandez
	Name:	Charles M. Fernandez
	Title:	Chairman and Chief Executive Officer

Dated: October 12, 2023